                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    Form 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported)                 March 13, 2006
   ----------                                                       ----------

                                 DATASCOPE CORP.
                              --------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-6516                   13-2529596
    --------------------         --------------------       --------------------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

     14 Philips Parkway
    Montvale, New Jersey                                         07645-9998
    --------------------                                    --------------------
(Address of principal executive offices)                         (Zip Code)

(Registrant's telephone number, including area code)          (201)  391-8100
                                                            --------------------

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:
         |_|  WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE
              SECURITIES ACT
         |_| SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT |_| PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B)
              UNDER THE EXCHANGE ACT
         |_|  PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C)
              UNDER THE EXCHANGE ACT

Item 8.01  Other Events

In a Form 8-K dated February 27, 2006, Datascope disclosed that it would receive a $4.4 million special dividend from Masimo Corporation in the quarter ending March 31, 2006.

On March 9, 2006 Datascope received $3.9 million of that special dividend from Masimo Corporation. We have been informed that the balance of the dividend will be paid when Masimo completes its initial public offering.

The information in this Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, except as shall otherwise be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            DATASCOPE CORP.

                                            Registrant



                                            By: /s/ Fred Adelman
                                                -------------------------------
                                                VP, Chief Accounting Officer




Dated: March 13, 2006